PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND

Supplement dated April 19, 2013 (“Supplement”) to the Prospectus dated May 1, 2012,

as amended November 6, 2012

This Supplement updates certain information contained in the Prospectus for Private Advisors Alternative Strategies Master Fund (“Fund”). This Supplement relates to and should be read in conjunction with the Fund’s Prospectus dated May 1, 2012, as amended November 6, 2012. A copy of the Prospectus and SAI may be obtained by contacting the Fund at 888-207-6176. These documents are also available at mainstayinvestments.com. Please review this important information carefully.

Effective April 19, 2013, Appendix A is deleted in its entirety and replaced with the following:

APPENDIX A

PRIVATE ADVISORS PERFORMANCE INFORMATION

Private Advisors Alternative Strategies Master Fund (“Fund”) commenced operations on or about May 1, 2012, and therefore the performance information for the Fund is not presented in the Prospectus. This Appendix provides additional information concerning the past performance of two other investment funds managed by Private Advisors, LLC (“Private Advisors”), the Fund’s subadvisor, that have substantially similar investment objectives and strategies as the Fund (“Private Advisors’ Other Funds”).

Please note the following cautionary guidelines with respect to reviewing the past performance of Private Advisors’ Other Funds:

  Past performance results of Private Advisors’ Other Funds have been calculated on a total return basis, are net of all expenses and management fees, including performance fees, as applicable, and reflect the reinvestment of dividends and earnings. Private Advisors’ Other Funds’ past performance results are calculated monthly. Annual and annualized past performance results have been calculated by geometrically linking monthly returns.
  In the table below, past performance results from June 1, 2003 through December 31, 2006, reflect only the performance of a domestic U.S. investment fund managed by Private Advisors (“Domestic Fund”). Past performance results subsequent to December 31, 2006, reflect only the performance of an offshore investment fund managed by Private Advisors (“Offshore Fund”). The Offshore Fund commenced operations on January 1, 2007, and continues to be offered and managed by Private Advisors. Private Advisors had pursued the same investment objective, and employed a similar mix of investment strategies with respect to the Domestic Fund, and continues to do so with respect to the Offshore Fund.
  Past performance results subsequent to December 31, 2006, reflect only the performance of the Offshore Fund due to the fact that the Offshore Fund invests in many of the same private investment funds or “hedge funds” (each, a “Hedge Fund” and collectively, “Hedge Funds”) as the Master Fund invests principally in, which are generally Hedge Funds organized outside the U.S. that are treated as corporations for U.S. tax purposes, and that will generally be treated as passive foreign investment companies.
  The Domestic Fund invested principally in Hedge Funds organized within the U.S., and generally organized as limited partnerships. As of February 28, 2013, the Domestic Fund is no longer offered to investors, and as of March 31, 2013, commenced winding down its operations.
  While it is anticipated that there will be significant overlap with respect to Hedge Funds investments by the Master Fund and the Offshore Fund, it should be specifically noted that investments in Hedge Funds will not be the same in all cases, and even in cases in which the Master Fund and the Offshore Fund invests in the same Hedge Funds, the relative weightings may differ.

  Past performance results are not the performance of the Fund or the Hedge Funds. The performance shown for the Private Advisors’ Other Funds is not an indication of how the Fund would have performed in the past or will perform in the future. The performance of the Private Advisors’ Other Funds in the future will be different from the Fund due to factors such as cash flows in and out of the Fund and the Hedge Funds, different fees, expenses, performance calculation methods and portfolio sizes and composition.
  The Fund’s fees and expenses will be higher than those of the Private Advisors’ Other Funds. Accordingly, had the Private Advisors’ Other Funds’ performance records reflected the Fund’s fees and estimated expenses, the Private Advisors’ Other Funds’ returns shown in the table would have been lower.
  There are certain differences between the investment policies of the Fund and the Private Advisors’ Other Funds. The Private Advisors’ Other Funds are not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and, therefore, are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Private Advisors’ Other Funds had been registered under the 1940 Act, their returns might have been lower. Although the Fund and the Private Advisors’ Other Funds have substantially similar investment objectives and strategies, the Fund will not necessarily make the same investments in private investment funds or “hedge funds” as the Private Advisors’ Other Funds, so that the investment performance of the Fund and the Private Advisors’ Other Funds will differ in the future. See “Conflicts of Interest” in the Prospectus.
  The performance calculation method differs from the SEC performance standards applicable to registered investment companies, such as the Fund. Investors should be aware that the use of a methodology different from that used to calculate the performance of the Fund could result in differing performance data.

THE PAST PERFORMANCE OF PRIVATE ADVISORS’ OTHER FUNDS DO NOT GUARANTEE FUTURE RESULTS.

COMPARATIVE PERFORMANCE STATISTICS: From strategy inception (June 2003) through December 2012

	Private Advisors’ Other Funds	S&P 500 Index	HFRI Fund of Funds Diversified Index
2012 YTD	8.38%	16.00%	4.80%
1 Year	8.38%	16.00%	4.80%
3 Year (Annualized)	4.45%	10.87%	1.64%
5 Year (Annualized)	2.51%	1.66%	-1.52%
Since Inception (Annualized)	6.55%	6.32%	3.39%
Total Return Since Inception	83.73%	79.95%	37.64%
Worst One Month	-7.34%	-16.79%	-6.53%
Max Drawdown	-18.26%	-50.95%	-21.75%
Standard Deviation	5.41%	14.76%	5.38%
Sharpe Ratio	0.48	0.22	-0.08
Correlation Coefficient ( r )	-	0.656*	0.926*
Beta	-	0.241**	0.931**
Positive Months (%)	72.17%	66.09%	66.96%

* Reflects the Private Advisors’ Other Funds’ Correlation Coefficient relative to the S&P 500 Index and the HFRI Fund of Funds Diversified Index, respectively.

** Reflects the Private Advisors’ Other Funds’ Beta relative to the S&P 500 Index and the HFRI Fund of Funds Diversified Index, respectively.

NET MONTHLY RETURN: From strategy inception June 2003 through December 2012

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year	S&P 500 Index
2012	1.85%	1.97%	1.47%	0.06%	-1.09%	-0.80%	0.65%	0.71%	0.79%	0.02%	1.35%	1.15%	8.38%	16.00%
2011	0.30%	0.89%	-0.26%	1.22%	-0.03%	-0.59%	0.31%	-3.28%	-1.59%	2.07%	0.17%	-0.85%	-1.73%	2.11%
2010	0.64%	0.80%	2.30%	0.51%	-2.32%	-1.79%	0.91%	-0.17%	2.37%	1.83%	0.49%	1.33%	7.00%	15.06%
2009	1.26%	0.32%	-0.09%	1.00%	3.59%	1.20%	2.99%	2.49%	2.63%	0.24%	1.66%	2.07%	21.09%	26.46%
2008	-2.01%	0.60%	-3.08%	1.41%	1.94%	-1.32%	-2.39%	-0.93%	-7.34%	-3.00%	-1.98%	-1.19%	-17.95%	-37.00%
2007	1.68%	0.89%	1.91%	1.52%	3.12%	0.60%	-0.46%	-2.18%	0.86%	2.32%	-1.11%	0.74%	10.22%	5.49%
2006	1.78%	0.94%	1.44%	1.48%	-0.93%	-0.92%	0.22%	1.47%	0.70%	1.10%	2.11%	1.27%	11.14%	15.79%
2005	0.04%	1.88%	-0.09%	-1.03%	1.03%	1.83%	1.83%	1.21%	1.84%	-1.07%	1.09%	1.44%	10.40%	4.91%
2004	1.67%	1.91%	0.48%	-0.71%	-0.43%	0.99%	-0.37%	0.37%	1.34%	0.75%	2.54%	2.17%	11.18%	10.88%
2003						1.52%	1.25%	0.68%	0.53%	1.68%	0.92%	1.10%	7.93%	16.61%

•	Returns for 2012 are estimates, subject to change, and not yet audited.
•	2003 figure represents partial year performance beginning June 1, 2003.
•	S&P 500 Index: The Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations. The Index assumes reinvestment of dividends and capital gains at net asset values. You cannot invest directly in the Index.
•	HFRI Fund of Funds Diversified Index: The Index is a non-investable product of diversified fund of funds. The index is equal weighted (fund weighted) with an inception of January 1990.
•	Worst One Month: The worst one-month return during the investment period of June 2003 through December 2012.
•	Maximum Drawdown: The largest losing period or drawdown during the investment period of June 2003 through December 2012. Draw down is defined as the percent retrenchment from an equity peak to an equity valley. A drawdown is in effect from the time an equity retrenchment begins until a new equity high is reached. (i.e., In terms of time, a drawdown encompasses both the period from equity peak to equity valley (Length) and the time from the equity valley to a new equity high (Recovery).
•	Standard Deviation: Standard Deviation measures the degree of variation of returns around the mean (average) return. Generally, the higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.
•	Sharpe Ratio: Sharpe ratio measures risk-adjusted return as a ratio of returns to risk. The Sharpe ratio (i) is used to express how much return is achieved for the amount of risk taken in an investment and (ii) may be used to compare hedge funds with similar return characteristics. The Sharpe Ratio is a return/risk measure where return (numerator) is defined as the incremental average return of an investment over the risk free rate of 4.00% and risk (denominator) is defined as the standard deviation of the investment returns.
•	Correlation Coefficient (r): Correlation measures the extent of linear association between the movement of two variables. The correlation coefficient varies from -1 to +1 (where -1 indicates perfect negative correlation and +1 indicates perfect positive correlation).
•	Beta: Beta measures the risk of a particular investment relative to any index or the market as a whole. It describes the sensitivity of the investment to broad market movements. For example, a beta of 0.5 versus a market index indicates the investment’s participation in about half of the market’s movements.
•	Positive Months (%): Percentage of positive monthly returns during the investment period of June 2003 through December 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.